SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2007

APPLE HOSPITALITY TWO, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-49748	54-2010305
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality Two, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01	Other Events.

On February 15, 2007, Apple Hospitality Two, Inc. issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that following the approval of its Board of Directors, it had entered into a definitive merger agreement to be acquired by an affiliate of ING Clarion Partner (ING). The Company’s dividend reinvestment and share redemption programs were suspended upon the signing of the merger agreement.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

None

b.	Pro forma financial information.

None

c.	Shell company transaction.

None

d.	Exhibits.

99.1 Press Release, dated February 15, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY TWO, INC.

Date: February 15, 2007	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer